UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023 (July 17, 2023)

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Franklin Street, 26th Floor	02110
Boston, MA
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) is being filed solely to amend the Current Report on Form 8-K, filed by Pieris Pharmaceuticals, Inc. (the "Company") with the Securities and Exchange Commission ("SEC") on July 18, 2023 (the “Original Report”), to provide an updated estimate of the total costs associated the Company's July 2023 reduction in force and restructuring (the "Workplace Restructuring"). No other changes have been made. The information contained in this Amendment does not reflect events occurring after the filing of the Original Report and does not modify or update the disclosures therein, except as specifically identified above.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 30, 2023, the Compensation and Management Development Committee of the Board of Directors of the Company approved retention benefits for retained employees (other than executive officers) in connection with the Workplace Restructuring. As a result of the Workplace Restructuring, the Company expects to incur estimated retention benefits, severance and related costs of approximately $3.4 million through the second quarter of 2024. This is in addition to the estimated severance and other employee termination related costs reported on the Company's Form 8-K filed with the SEC on July 18, 2023.

The estimated charges that the Company expects to incur in connection with the Workplace Restructuring are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Workplace Restructuring.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: August 31, 2023	/s/ Tom Bures
Tom Bures
Chief Financial Officer